Franchise Overview February 2020 | Strictly Private & Confidential

Adjust per JY markup

Who Are We? Northwest at-a-glance Northwest Bancshares Inc. (“NWBI” NASDAQ) A network of offices across three states  Leading regional bank, based in Warren, PA, and founded in 1896  Substantial growth from $8.0bn in assets to $10.5bn in assets from 2009, the year of our second step conversion  Diversified fee income business mix including trust, advisory, and insurance offerings  Successful acquisition track record – 36 acquisitions since IPO (1994) Adjust per JY markup  Superior credit and risk management standards – through-the-cycle credit quality vastly outperformed the market and peers  Dividend has never been cut since IPO, 20 dividend increases since 1994 including 4 special dividends Northwest Key Stats – Q4’19  Robust capital levels: 224bps in total capital above peer level, despite highest Balance Sheet Performance & Trading payout ratio among peers Assets: $10.5bn Core ROAA: 1.06% Recent Accolades Loans: $8.8bn Core ROAE: 8.22% “Highest Customer Satisfaction with Named “Best bank Ranked Top 20 Retail Banking in in the Mid-Atlantic Total Deposits: $8.6bn Dividend Yield: 4.33% World’s Best Banks the Mid-Atlantic Region” Region, 6 out of 10 years” Equity: $1.4bn Market cap: $1.68bn1 Source: SNL Financial. Financial data as of December 31, 2019. 1 (1) As of February 7, 2020.

Strategic Objectives M&A: Continue to assess merger and acquisition opportunities Enhance productivity through multiple production channels Revenue: in order to further drive organic growth Efficiency: On-going cost optimization, including efficient use of technology Develop and refine digital bank strategy and our “branch of the future” Technology: to holistically best service our customers Implement comprehensive talent acquisition/retention strategies. Culture: Maintain intimate community bank culture, while effectively growing the organization – risk management of utmost importance 2

Superior Valuation Multiples Over Time 0-129-68 Over longer term (5-year) and shorter term (2-year) periods, the market has consistently valued Northwest at a premium to peers and the industry, particularly on a P/E and ROATCE regression implied basis. Price to Earnings(1) Last Five Years Last Two Years 18.1x 120-189-67 17.2x 15.9x 14.1x 13.4x Peers: 12.1x CBU FCF 163-151-141 FULT NBTB NWBI Peers SNL U.S. Bank Index NWBI Peers SNL U.S. Bank Index STBA Price to Tangible Book Value Premium to the Regression Line(2) TMP WSBC Last Five Years Last Two Years 254-191-15 Substantial P/TBV premium based on ROATCE regression 2.18x 2.17x 1.87x 1.94x 1.78x 1.83x 32.4% 237-125-48 17.5% NWBI Peers SNL U.S. Bank NWBI Peers SNL U.S. Bank 5 Year Average 2 Year Average Index Index 127-127-127 Source: SNL Financial. Market data as of February 7, 2020. Peers include CBU, FCF, FULT, NBTB, STBA, TMP, and WSBC. Northwest Peers SNL Index Note: NWBI’s second step conversion occurred in December 2009. (1) Price as a multiple of quarterly earnings per share after extraordinary items. (2) Represents the average P/TBV premium that NWBI trades at relative to its regression implied P/TBV when 3 conducting a linear regression of NWBI against its peer set on P/TBV vs. ROATCE basis.

0-129-68 Why Northwest Management Culture Strong Customer Base Exceptional Financial Executing Strategic And Track Record and Well-positioned Performance Objectives Market Share 120-189-67 Management Culture  Evaluate and execute  Experienced and  LeadingAnd Track (#1) deposit  Attractive return dedicated market share in 4 of profile with low accretive M&A management team topRecord 6 markets (2) historic volatility opportunities Long-Term 163-151-141 Shareholder  1,743% total  Increasingly  Well capitalized  Drive organic growth shareholder return commercial customer balance sheet through multiple Value since IPO in 1994(1) focused production channels  Highest payout ratio  Excellent M&A  Fee income business among peer group  Reduce costs with more efficient 254-191-15 execution track provides diverse record revenue streams and technology cross-sell  Well reserved given Executing superior credit and opportunities  Tailor services to  Consistent EPS and Strategic underwriting dividend growth standards client needs via  ObjectivesDemonstrated ability digital banking to grow via M&A and 237-125-48 organically OH, E. Pa,  Intense focus on and Buffalo markets retaining, hiring, and developing our human capital 127-127-127 (1) As of February 7, 2020. 4 (2) Market rankings exclude money center banks, super regionals, and banks in excess of $100bn in total assets.

0-129-68 120-189-67 163-151-141 1. Management Culture and Track Record 254-191-15 237-125-48 127-127-127

Experienced Executive Leadership Team 0-129-68 Executive Leadership Team Company Culture  Service: Delivering quality service to our customers while fostering Ronald J. Seiffert a positive, stable and secure working environment that provides our 120-189-67 • President and CEO employees opportunities for advancement • 2 Years with Northwest • Previous senior executive positions at Delaware County Bank & Trust, Bank One/JPMorgan Chase, and Huntington  Trust: Our employees trust that the board and management will 163-151-141 always do what is right for employees, customers and the company. William W. Harvey Jr. Our board and management trust that all Northwest employees will perform their duties to the best of their abilities • SEVP, CFO • 23 Years with Northwest 254-191-15 • Prior experience at KPMG  Community Bank: Maintains strong community bank culture and values which embrace a philosophy that if we do the right thing for our employees each and every day they, in turn, will do the right Steven G. Fisher thing for our customers 237-125-48 • SEVP, Chief Digital and Innovation Officer • 36 Years with Northwest  Dedication: Dedicated to our clients, employees, and the • Previously EVP and CRO at Northwest communities that we serve 127-127-127 5

Relative Price Performance Since NWBI IPO 0-129-68 Northwest has meaningfully outperformed its peers and bank index since its IPO in 1994. Total Shareholder Return(1) since NWBI IPO 123 year 120-189-67 history of serving the 5 9 banking needs in W. 1,743% PA and 8 beyond 7 6 1,051% 2 4 163-151-141 3 738% 720% 1 254-191-15 1896 1994 1997 2001 2004 2007 2010 2013 2016 2020 NWBI Peer Median SNL U.S. Bank S&P 500 Key Events and Select Acquisitions 237-125-48 1 2 3 4 5 6 7 8 9 November December 2009 January 2015 August 2015 March 2016 September 2016 June 2018 March 2019 Expected April 2020 1994 Shareholders Acquisition of B.J. Acquisition of Acquisition of Acquisition of First Ronald Seiffert Acquisition of Acquisition of IPO Date Approve 2nd Step Petruso Agency & LNB Bancorp Best Insurance Niagara Offices promoted to CEO Donegal Financial MutualFirst Financial Conversion Plan Associates, Inc. Agency Services Corporation 127-127-127 Source: SNL Financial, FactSet, Company filings. Market data as of February 7, 2020. Note: Peers include: CBU, FCF, FULT, NBTB, STBA, TMP, and WSBC. (1) Total return of the security over a period, including price appreciation and the reinvestment of dividends. 6

Earnings & Dividend Growth: 1995 – 2019 0-129-68 Northwest has demonstrated strong results since its inception as a public company, driven by notable EPS and dividend growth. Earnings & Dividend Growth 1995 – 2019 120-189-67 101 straight quarters NWBI has never cut in which the the dividend since its Company has paid a IPO cash dividend 163-151-141 $1.02 $1.04 $0.92 $0.73 254-191-15 $0.64 $0.67 $0.67 $0.64 $0.53 $0.49 $0.46 $0.46 $0.44 $0.44 $0.49 $0.37 $0.39 $0.30 $0.25 $0.25 $0.17 $0.20 $0.19 $0.13 237-125-48 -- 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 $0.01 $0.12 $1.10 EPS DPS Special Dividend 127-127-127 Source: SNL Financial, FactSet, Company filings. Financial data as of December 31, 2019. Note: Dollar figures on page are EPS only. 7

Track Record of Steady Growth 0-129-68 Northwest has a demonstrated track record of strong and stable balance sheet growth since IPO. Total Assets Stockholder’s Equity ($ in billions) ($ in billions) $2.0 $12.0 1.8 120-189-67 $10.5 $9.6 $9.6 1.6 10.0 $9.4 $9.0 $1.4 $8.1 $7.9 1.4 $1.3 $7.9 $1.3 $1.3 $8.0 $8.0 $7.8 $1.2 $1.2 $1.2 8.0 $1.2 $1.2 1.2 $1.1 $6.7 $6.9 $1.1 $6.5 $6.5 $5.8 1.0 Second Step Conversion 6.0 $5.2 0.8 $4.3 $0.6 $0.6 $0.6 $0.6 $3.9 $0.5 4.0 $3.4 0.6 163-151-141 $2.6 $3.1 $0.4 $1.9 $0.3 $2.1 0.4 $0.2 $0.3 $1.6 $0.2 $0.2 2.0 $0.2 $0.2 $0.2 0.2 0.0 0.0 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 Total Gross Loans Total Deposits 254-191-15 ($ in billions) ($ in billions) $10.0 $10.0 $8.8 9.0 9.0 $8.6 $7.8 $8.1 $7.9 $7.9 8.0 $7.6 8.0 $7.8 $7.2 7.0 7.0 $6.6 $5.7 $6.0 $5.8 $5.8 $5.5 $5.8 $5.8 6.0 $5.2 $5.6 6.0 $5.4 $5.5 $5.6 $5.7 $5.6 $5.3 $5.2 $4.7 $4.8 $5.0 5.0 $4.7 237-125-48 $4.5 5.0 $4.3 $3.8 4.0 $3.6 $3.0 $3.3 4.0 $3.3 $2.9 $2.9 3.0 $2.5 $2.3$2.6 3.0 $1.9 $2.0 $1.4 2.0 $1.6 2.0 $1.5 $1.6 $1.2 $1.3 1.0 1.0 0.0 0.0 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 127-127-127 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 Source: SNL Financial. Financial data as of December 31, 2019. 8

0-129-68 Why Northwest Management Culture Strong Customer Base Exceptional Financial Executing Strategic And Track Record and Well-positioned Performance Objectives Market Share 120-189-67 Management Culture  Evaluate and execute  Experienced and  LeadingAnd Track (#1) deposit  Attractive return dedicated market share in 4 of profile with low accretive M&A management team topRecord 6 markets (2) historic volatility opportunities Long-Term 163-151-141 Shareholder  1,743% total  Increasingly  Well capitalized  Drive organic growth shareholder return commercial customer balance sheet through multiple Value since IPO in 1994(1) focused production channels  Highest payout ratio  Excellent M&A  Fee income business among peer group  Reduce costs with more efficient 254-191-15 execution track provides diverse record revenue streams and technology cross-sell  Well reserved given Executing superior credit and opportunities  Tailor services to  Consistent EPS and Strategic underwriting dividend growth standards client needs via  ObjectivesDemonstrated ability digital banking to grow via M&A and 237-125-48 organically OH, E. Pa,  Intense focus on and Buffalo markets retaining, hiring, and developing our human capital 127-127-127 (1) As of February 7, 2020. 9 (2) Market rankings exclude money center banks, super regionals, and banks in excess of $100bn in total assets.

0-129-68 120-189-67 163-151-141 2. Leading Market Share Positioned for the Future 254-191-15 237-125-48 127-127-127

Strong Marketshare in Northwest's Current Footprint

Northwest Bank has a substantial footprint in Pennsylvania, Western New York, and Northeast Ohio. Excluding money center banks and super regionals, Northwest holds a top 5 market share in 70% of all its counties.

Current Branch Footprint



'19-'24 Population CAGR
> (0.28)%
(0.28)-(0.17)%
(0.17)-(0.01)%
(0.01)%-0.28%
0.28%-1.16%
Newly Acquired Branches since 2009
Branches
MutualFirst Branches
National : 0.70%
MI
IN
OH
KY
WV
VA
PA
NY
MD
NC
TN

Market Share by Top Counties

($ in millions)

County	Total Deposits in Market	Company Deposits	Market Share	Market Rank (1)
Erie, NY (Buffalo)	$43,285	$1,395	3.2%	1
Erie, PA	5,327	966	18.1	1
Lorain, OH	4,505	715	15.9	1
Delaware, IN (Muncie)	2,741	653	23.8	2
Warren, PA	917	634	69.1	1
Lancaster, PA	11,672	601	5.2	3

Recent M&A History

MutualFirst Financial Inc.
Acquired Muncie, Ind.-based MutualFirst Financial Inc. with assets of ~$2073mm
$362mm
October 2019

DONEGAL FINANCIAL SERVICES CORPORATION PARENT OF: Union COMMUNITY BANK
Acquired Donegal Financial Services Corp, the holding company of Union Community Bank with assets of ~$577mm
$86mm
June 2018

FIRST NIAGARA
Acquired 18 branches of Buffalo, NY-based First Niagra, a subsidiary of KeyCorp
$1,645mm deposits
April 2016

WINANS insurance
Northwest Insurance Services, a sub of Northwest Bank, acquired Winans Insurance & Employee Benefits, a P&C insurance and employee benefits firm
NA
October 2016

Best Insurance Agency
Northwest bank acquired Best Insurance Agency, an employee benefits and property casualty insurance firm
NA
March 2016

LNB Bancorp, Inc.
Acquired Lorain, Ohio-based LNB Bancorp
$182mm
December 2014

Source: SNL Financial, FactSet, Company filings. Financial data as of December 31, 2019, or most recent available.
(1) Market rankings exclude money center banks, super regionals, and banks in excess of $100bn in total assets.

10

Northwest's Customer Base Evolution

Northwest's source of funds and mix of loans have changed considerably over the last five years as the bank has continued to transform from a thrift to a commercial bank.

Loans


Q1'12
C&I
5.7%
Consumer
4.1%
CRE
21.4%
$5.8bn
Multifam.
1.9%
1-4 Fam.
64.2%
C&D
1.9%
Q3'19
Consumer
12.6%
C&I
7.1%
CRE
19.9%
$8.9bn
1-4 Fam.
49.4%
Multifam.
5.9%
C&D
2.8%

	Loan Yield
5.78%	4.79%

Deposits


MMDAs &
Savings
51.6%
$5.9bn
Retail
Time
28.5%
Jumbo Time
9.4%
Demand
5.0%
NOW & Other
Trans. Accts.
7.3%
MMDAs &
Savings
39.6%
Retail Time
16.9%
Jumbo Time
1.8%
$8.8bn
Demand
23.4%
NOW & Other
Trans. Accts.
18.4%

	Non-Interest-Bearing Deposits / Deposits
13.9%	23.4%

- New commercial loan production office has opened in Columbus
- Recently hired or promoted new personnel to lead its commercial and industrial (C&I) and commercial real estate lending teams
  - The Cleveland area remains a significant area of focus
- New offices have been set up to help support the mortgage business both in Ohio and Buffalo regions in addition to other business lines, such as indirect auto, and power sports lending
- Great success attracting and keeping new checking account customers, while continuing to pursue lower cost deposit funding through commercial relationships and superior retail customer service

Source: SNL Financial. Financial data as of September 30, 2019. Note: Other loans includes non-depository financial institutions / repo lending.

11

Fee Income 0-129-68 Northwest’s broad suite of fee income businesses allows for enhanced cross-sell opportunities as well as diversified revenue streams. Fee Income (ex. Service Charges and Interchange Fees) Q4’19 Fee Income Mix Interchange Fees Service Charges and Other Fees Other(1) 120-189-67 21% PBCT looks at deposit fees and transaction fees $98 Bank-Owned $93 Life $92 Insurance 4% $85 163-151-141 Insurance Commission 7% Service 46% Charges and $71 Fees $69 47% 45% 52% Trust and 48% Other Services 16% 254-191-15 49% 44% 15% Q4’19 Total Revenue Breakdown 11% 16% 12% Non 7% Interest 7% Income 21% 237-125-48 43% 39% 39% 44% 48% 40% Interest Income 79% 127-127-127 2014 2015 2016 2017 2018 2019 Source: SNL Financial. Financial data as of December 31, 2019. Note: Excludes effects of net gains/losses from fair value adjustments, gains/losses on sale of securities, gain on sale of buildings and gain from life insurance proceeds. (1) Includes gain on sale of investments, net gain on real estate owned, mortgage banking income, and other operating income. 12

Northwest’s Key Fee Income Businesses 0-129-68 ($ in millions) $1,338 $1,223 $1,239  Revenue increased year-over-year in 2018, with a continuing focus on $1,092 $1,124 Business diversification of both revenue and AUM Trust 2014 2015 2016 2017 2018 120-189-67 Business Trust AUM $393 $404 $372 $365  Continue to growth revenue by focusing on relationships, service and $310 Personal custom investment management solutions Trust  Help ensure customer assets are protected and fulfill their legacies 2014 2015 2016 2017 2018 Personal Trust AUM 163-151-141 $1,487 $1,441  Recent and successful partnership with LPL Financial as a broker dealer $1,275 Northwest partner $540 $587 Investment Trust Investment and Services Services  Continue to grow the quality of the program as well as investment 2014 2015 2016 2017 2018 Investment Services AUM 254-191-15 management revenue $8.2 $8.2 $8.1  Advisors work with businesses as an extension of their team, from plan $7.3 Business evaluation and implementation to employee education and administration $7.0 Insurance 2014 2015 2016 2017 2018 Business Insurance Revenue 237-125-48 $1.2 $1.2  Increased physical and online presence through the acquisitions of a $0.9 Insurance $0.6 Personal number of insurance companies over the last few years and an $0.5 Insurance investment in digital partnerships 2014 2015 2016 2017 2018 127-127-127 Personal Insurance Revenue Source: Company filings. 13

0-129-68 Why Northwest Management Culture Strong Customer Base Exceptional Financial Executing Strategic And Track Record and Well-positioned Performance Objectives Market Share 120-189-67 Management Culture  Evaluate and execute  Experienced and  LeadingAnd Track (#1) deposit  Attractive return dedicated market share in 4 of profile with low accretive M&A management team topRecord 6 markets (2) historic volatility opportunities Long-Term 163-151-141 Shareholder  1,743% total  Increasingly  Well capitalized  Drive organic growth shareholder return commercial customer balance sheet through multiple Value since IPO in 1994(1) focused production channels  Highest payout ratio  Excellent M&A  Fee income business among peer group  Reduce costs with more efficient 254-191-15 execution track provides diverse record revenue streams and technology cross-sell  Well reserved given Executing superior credit and opportunities  Tailor services to  Consistent EPS and Strategic underwriting dividend growth standards client needs via  ObjectivesDemonstrated ability digital banking to grow via M&A and 237-125-48 organically OH, E. Pa,  Intense focus on and Buffalo markets retaining, hiring, and developing our human capital 127-127-127 (1) As of February 7, 2020. 14 (2) Market rankings exclude money center banks, super regionals, and banks in excess of $100bn in total assets.

0-129-68 120-189-67 163-151-141 3. Exceptional Financial Performance 254-191-15 237-125-48 127-127-127

Robust Outperformance with Low Volatility Low historical volatility of key performance metrics underscores steady earnings stream and low risk nature of the institution, despite frequent M&A and balance sheet evolution. 3.73% 3.58% 3.54% 3.98% 0.44% 0.30% Net Interest Margin Peers: Current Historical Average Historical Volatility (Std. Dev since 1995) CBU FCF FULT 1.21% NBTB 0.98% 1.11% 0.26% 0.82% 0.16% STBA TMP ROAA WSBC Current Historical Average Historical Volatility (Std. Dev since 1995) 14.4% 15.3% 2.86% 11.0% 10.8% 2.48% ROATCE Current Historical Average Historical Volatility (Std. Dev since 2009)(1) Source: SNL Financial, FactSet, Company filings. Financial data as of December 31, 2019. Peers include CBU, FCF, FULT, NBTB, STBA, TMP, and WSBC. Peers Historical average - calculated as the average figure for the time period of 1995 – 2019. Historical volatility - calculated as the standard deviation of the average figure for the time period of 1995 – 2019. (1) ROATCE volatility calculated post second step. 15 Northwest

Credit Discipline Paramount – Exceptional Performance Under Stress Northwest’s credit performance during the Financial Crisis underscores its superior underwriting. NCOs / Average Loans [Commentary] 3.00%  Improved Underwriting: [Monitoring, Allowance / Avg. Loans (4Q19) underwriting, and collections procedures NWBI 79% below NWBI 0.66% industry levels and policies have improved since 2008] (1) Industry 0.90 during “crisis” Peers: Peers (2) 0.85  Complete Exit from Subprime: For dealer services and indirect auto, NWBI CBU FCF has shifted to prime and super prime 2.00 FULT lending NBTB STBA  Commercial Loan Portfolio: Shift to TMP more owner occupied originations WSBC NWBI 43% below peer levels  Mortgage: [1-4 family loans still 1.00 during “crisis” comprise ~50% of portfolio, majority is still conforming and with little expected losses in periods of stress] 0.46% 0.23%  TBU: TBU 0.12% 0.00 1994 1999 2004 2009 2014 2019 NWBI Peer Median SNL Bank Index Source: SNL Financial. Financial data as of December 31, 2019. Note: $1-$10bn asset peers include all banks that possess total assets within this range as of December 31, 2019. (1) “Industry” includes the ~400 banks that compose the SNL U.S Bank and Thrift Index. (2) Peers include CBU, FCF, FULT, NBTB, STBA, TMP, and WSBC. 16

Cost of Deposits Well Maintained 0-129-68 Post crisis, NWBI has been able to reduce its deposit costs more quickly than most banks. Cost of Deposits 120-189-67 3.00% 2.50 [TBU: Second-step liquidity allowed realignment of lower cost customer base] 163-151-141 First Fed 2.00 Rate Hike of Current KeyCorp Branch Acquisition Change in Cycle (Sep 2016): Cost of Deposits Acquired: $1.7bn Deposits 1.50 19bps lower deposit cost Since 2010 254-191-15 1.00 0.88% (23.6%) 0.60% (54.8%) 0.50 237-125-48 0.00 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 NWBI Industry(1) 127-127-127 Source: SNL Financial. Financial data as of December 31, 2019. Current Cycle defined as 3Q15 – 2Q19. Cost of deposit data from merger investor presentations. 1 “Industry” includes the ~400 banks that compose the SNL U.S Bank and Thrift Index 17

Highest Dividend Payout While Maintaining Capital 0-129-68 Northwest’s capital distributions to shareholders are significantly above peer and industry averages. Maintaining strong capital buffers allows Northwest optimal strategic flexibility, especially during economic downturns Dividend Payout Ratio(1) 75.4% 120-189-67 45.4% 42.8% 42.7% 42.0% 41.8% 39.6% 36.1% 163-151-141 NWBI Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 2016-2019 Dividend Payout Ratio Regulatory Capital 254-191-15 15.4% 0.6% 13.2% 1.4% 1.5% 0.3% 8.0% 237-125-48 13.4% 11.4% 2.0% 1.5% 4.5% NWBI Peer Median Reg Min Requirement 127-127-127 CET1 Other Tier 1 Tier 2 Source: SNL Financial. Financial data as of December 31, 2019, or latest available. Peers include CBU, FCF, FULT, NBTB, STBA, TMP, and WSBC. (1) Represents all dividends paid out during the period divided by the earnings over the same period. 18

0-129-68 Why Northwest Management Culture Strong Customer Base Exceptional Financial Executing Strategic And Track Record and Well-positioned Performance Objectives Market Share 120-189-67 Management Culture  Evaluate and execute  Experienced and  LeadingAnd Track (#1) deposit  Attractive return dedicated market share in 4 of profile with low accretive M&A management team topRecord 6 markets (2) historic volatility opportunities Long-Term 163-151-141 Shareholder  1,743% total  Increasingly  Well capitalized  Drive organic growth shareholder return commercial customer balance sheet through multiple Value since IPO in 1994(1) focused production channels  Highest payout ratio  Excellent M&A  Fee income business among peer group  Reduce costs with more efficient 254-191-15 execution track provides diverse record revenue streams and technology cross-sell  Well reserved given Executing superior credit and opportunities  Tailor services to  Consistent EPS and Strategic underwriting dividend growth standards client needs via  ObjectivesDemonstrated ability digital banking to grow via M&A and 237-125-48 organically OH, E. Pa,  Intense focus on and Buffalo markets retaining, hiring, and developing our human capital 127-127-127 (1) As of February 7, 2020. 19 (2) Market rankings exclude money center banks, super regionals, and banks in excess of $100bn in total assets.

0-129-68 120-189-67 163-151-141 4. Executing Strategic Objectives 254-191-15 237-125-48 127-127-127

Defining a Distinctive M&A Culture 0-129-68 Northwest M&A Philosophy Northwest Bank & Branch Acquisitions Since IPO Completion Purchase Deposits Company Name Assets ($MM)  M&A in current and contiguous markets a priority: Knowledge Date Price ($MM) ($MM) MutualFirst Financial 4/1/2020 (1) $362.1 $2,073.6 $1,503.3 of our customers and their markets is a strategic advantage 120-189-67 Donegal 3/8/2019 86.1 577.4 490.2 Key - 18 Branches 9/9/2016 NA 439.0 1,645.0  Focused credit due diligence and re-underwriting: Dedicated LNB 8/14/2015 182.0 1,238.4 1,051.2 and experienced team focused on due diligence and maintaining Penn Laurel Financial 6/22/2007 32.7 210.3 174.8 NWBI’s superior credit standard Equinox Financial 10/21/2005 11.8 93.7 83.4 163-151-141 First Carnegie Deposit 11/12/2004 14.0 NA NA Skibo Financial 4/30/2004 22.8 155.7 80.8  Supplement whole bank M&A with acquisitions of fee First Bell 8/31/2003 120.0 923.1 609.4 income businesses: Scale benefits particularly relevant in our fee Prestige 9/13/2002 14.7 190.1 122.2 income businesses (Trust, Advisory, Insurance) Leeds Federal Savings 1/24/2003 43.0 378.5 NA 254-191-15 Leeds Federal 1/24/2003 43.0 454.6 396.3 PNC Branches (8) 9/20/1999 NA NA NA  Human capital, culture and talent retention: Despite NWBI’s Jamestown Savings 8/31/1998 NA NA NA strong management team, the ability to add to management “bench Bank Corry Savings Bank 10/22/1998 NA 28.7 25.4 strength” is a key consideration in M&A Bridgeville Savings 2/21/1997 18.3 55.4 33.3 Bank First National Bancorp 4/12/1996 7.8 39.8 33.5 237-125-48 First Federal Savings 3/31/1996 7.2 48.7 37.3  Alignment of a common culture: A distinctive, high performance Bank of Kane culture embraced and advocated by the leadership team is a key [XX] deals Pre-IPO driver of successful integration 127-127-127 Source: SNL Financial. Financial data as of most recently available. (1) Transaction expected to close in April 2020. 20

Building A Bank For The Future 0-129-68 Key Technology Offerings Technology and Branch Priorities  Leveraging and enhancing our technology offerings to improve customer service, supplement face-to-face interaction, and 120-189-67 take advantage of cross-sell opportunities is a key focus of Northwest  [Suite of mobile and online banking services on par with the 163-151-141 largest money centers and super regional competitors(1)] Continuous analysis to optimize branch count 1 and branch ROIs 254-191-15 Reassessment of IT/vendor contracts 2 - Customer centric evaluation model Develop digital bank strategy that will provide 3 end to end fulfillment of the bank’s products 237-125-48 and services Research and develop an actionable plan to 4 build our “branch of the future” 127-127-127 (1) Current technology offerings include A2A transfers, P2P payments, account alerts, money desktop, planning and budgeting tools, online bill pay and eStatements, mobile deposits, text banking, detect safe browsing, and card swap 21

Five-Year Strategic Plan 0-129-68 Northwest has developed a strategic five-year plan driven by key corporate initiatives that will continue to drive exceptional performance and shareholder value in 2020 and beyond. Target Range 12.5-16% 120-189-67 12.07% 163-151-141 NWBI 2019Y ROATCE Revenue Growth Improved Efficiency and Customer Based Technology and Human Capital M&A NWBI Midterm ROATCE Profitability Branch Optimizations Customer Based Improved Technology and Mergers and 254-191-15 Human Capital Revenue Growth Efficiency and Branch Acquisitions Profitability Optimizations Improve productivity Improve production Improve efficiencies Implement a more Successfully close, productivity in cash through optimizing the comprehensive talent convert, and integrate in commercial, small management # of retail branch acquisition strategy merger with business and retail locations MutualFirst through defined sales Reduce costs by move Development and processes processing to the cloud Develop a “customer- retention strategy to Continue to assess 237-125-48 and implement AI centric” digital bank include a more merger and acquisition Expand production strategy that will deliberate succession opportunities to capability in Vendor revenue and IT provide “end-to-end” planning process include whole-bank residential mortgage contracts fulfillment of the bank’s and bank-branch lending products and services Maintain culture of purchase; and fee digitally effective risk income businesses management across all positions 127-127-127 Source; Company filings. Financial data as of December 31, 2019. 22

Key Take-Aways Why is Northwest the Preferred Platform?  Management and company track-record of delivering superior results to shareholders and superior service to customers  Equity markets have appreciated the “Northwest story”, historically placing premium valuations on the franchise  Low-risk and diversified balance sheet, superior credit and underwriting standards  Multiple fee income channels provide attractive revenue streams to supplement spread businesses, especially valuable in times of systemic margin compression  Excellent stewards of capital  Continue to drive growth and increase bottom-line profitability via M&A and organic initiatives – Meaningful upside to Northwest valuation from execution of “5 Year Plan” 23

0-129-68 120-189-67 163-151-141 Appendix 254-191-15 237-125-48 127-127-127

Year Ended December 31, 2019 Highlights  Strong and steady loan growth – Loan growth of 9.4% for the year with approximately half of growth coming from Union Community Bank acquisition – Ability to fund this growth came almost entirely from internal deposit growth  The Board of Directors announced a cash dividend of $0.19 per share to be paid on February 14, 2020, representing the 101st consecutive quarter in which Northwest has paid a cash dividend  Noninterest income growth – Noninterest income grew $7.7 million, of 8.4%, across almost all categories – Mortgage banking operation is beginning to contribute in a meaningful way, with brokerage investment revenue increasing over 7%  Expected earnings accretion after integration of MutualBank, adding a $2.1 billion balance sheet to the firm  Provision for loan losses increased by $4.4 million for the year, mainly attributable to the downgrade of an $11.5 million commercial loan  Net income for the year was $110.4 million, of $1.04 per diluted share, which represents an increase of $4.9 million, or 4.7%, compared to the year ended December 31, 2018 24

4Q19 Operating Results and Highlights

($ in thousands)	4Q19	3Q19	4Q18	Change from 3Q19	Change from 4Q18
Net interest income	$88,945	$90,936	$86,831	($1,991)	$2,114
Provision for loan losses	8,223	3,302	3,792	4,921	4,431
Gain/(loss) on sale of investments	27	0	4	27	23
Service charges and fees	14,125	13,558	12,827	567	1,298
Other noninterest income	14,061	12,611	10,417	1,450	3,644
Operating expense	76,571	70,596	72,273	5,975	4,298
Income before income taxes	32,364	43,207	34,014	(10,843)	(1,650)
Net income	**$25,591**	**$33,414**	**$26,467**	**($7,823)**	**($876)**
Basic earnings per share	$0.24	$0.32	$0.25	($0.08)	($0.01)
Diluted earnings per share	0.24	0.31	0.25	(0.07)	(0.01)
Annualized return on average equity	7.52%	9.90%	8.44%	(2.38%)	(0.92%)
Annualized return on average assets	0.97	1.24	1.09	(0.27)	(0.12)
Annualized return on tangible common equity	10.32	13.46	11.29	(3.14)	(0.97)
Efficiency ratio	63.01%	58.81%	64.04%	4.20%	(1.03%)
Annualized noninterest expense to average assets	2.80	2.59	2.91	0.21	(0.11)

Source; SNL Financial.

2019 Operating Highlights

- Net income for the quarter ended December 31, 2019 of $25.6 million represented a decrease of $876,000, or (3.3%), compared to the same quarter last year
- Annualized returns on average shareholders' equity and average assets for the quarter were 7.52% and 0.97%, compared to 8.44% and 1.09% for the same quarter last year
- Northwest also announced a quarterly cash dividend of $0.19 per share, payable on February 14, 2020; this is the 101st consecutive quarter in which the Company has paid a cash dividend
- Net interest income increased by $2.1 million, or 2.4%, to $88.9 million from $86.8 million for the quarter ended December 31, 2018
  - This increase was primarily due to a $1.3 million, or 10.1%, increase in service charges and fees, a $1.3 million increase in mortgage banking income, and a $1.0 million, or 34.6%, increase in other operating income due to increases in interest rate swap fee income
  - Additionally realized a gain of $908,000 on the sale of 1-4 family mortgage loans

25

Peer Set  Community Bank System, Inc. (NYSE: CBU)  First Commonwealth Financial Corporation (NYSE: FCF)  Fulton Financial Corporation (NASDAQ: FULT)  NBT Bancorp, Inc. (NASDAQ: NBTB)  S&T Bancorp, Inc. (NASDAQ: STBA)  Tompkins Financial Corporation (NYSEAM: TMP)  WesBanco, Inc. (NASDAQ: WSBC) 26